EXHIBIT 99.1



                               Purchase Agreement



                                                                January 25, 1999

Microsoft Corporation
One Microsoft Way
Redmond, Washington 98052-6399

Ladies and Gentlemen:

     NTL Incorporated, a Delaware corporation ("NTL"), proposes, subject to the terms and conditions stated herein (including the attached schedules), to issue and sell to Microsoft Corporation (the "Purchaser"), an aggregate liquidation amount of $500,000,000 of 5-1/4% Convertible Preferred Stock having the terms set forth on Schedule I, together with warrants having the terms set forth on
Schedule II (the "Securities").

     1    NTL represents and warrants to, and agrees with, the Purchaser that:

          (a) NTL's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and NTL's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 have been made available to the Purchaser in connection with the offering of the Securities. All documents of NTL subsequently filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date hereof and any reference to the documents prepared or distributed in connection with the offering of the Securities shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date hereof and prior to such specified date; all documents filed under the Exchange Act by NTL and so deemed to be included, or any amendment or supplement thereto, are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (b) There has not been any material adverse change in, or any adverse development which materially affects, the business, properties or financial condition or results of operations of NTL and its subsidiaries taken as a whole since September 30, 1998; and, since September 30, 1998, there has not been any material change in the capital stock or long-term debt of NTL or any of its subsidiaries not reported in an Exchange Act Report or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of NTL and its subsidiaries taken as a whole;

          (c) NTL has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Exchange Act Reports, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each significant subsidiary (as defined in Regulation S-X of the Commission, each a "Significant Subsidiary") of NTL has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (d) NTL has an authorized, issued and outstanding capitalization as set forth in the attached Exhibit A, and all of the issued shares of capital stock of NTL have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of NTL have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by NTL, free and clear of all liens, encumbrances, equities or claims;

          (e) The Securities, and the shares of common stock issuable upon conversion, exercise or redemption of the Securities, including any dividends in the form of Securities or common stock, have been duly and validly authorized by NTL, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, and the issuance of the Securities is not subject to preemptive or other similar rights;

          (f) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary corporate action on the part of NTL, and when executed by NTL and the other parties thereto will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of NTL or its Significant Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument to which NTL or any of its Significant Subsidiaries is a party or by which NTL or any of its Significant Subsidiaries may be bound or to which any of the property or assets of NTL or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws of NTL or the Certificate of Incorporation or By-laws of any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over NTL or any of its Significant Subsidiaries or any of their properties; and other than the listing of the shares of common stock underlying the Securities on the
     Nasdaq National Market, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the shares of common stock issuable upon conversion, exercise or redemption of the Securities, including any dividends in the form of Securities or common stock, or the consummation by NTL of the transactions contemplated by this Agreement, except such as have been, or will have been obtained or received prior to the Time of Delivery;

          (g) Neither NTL nor any of its Significant Subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (h) There are no legal or  governmental  proceedings  pending to which
     NTL or any of its Significant Subsidiaries is a party or of which any property of NTL or any of its Significant Subsidiaries is the subject which, if determined adversely to NTL or any of its Significant Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity or results of operations of NTL and its subsidiaries taken as a whole; and, to the best of NTL's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     2    Subject to the terms and  conditions herein set forth, NTL shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from NTL, at an aggregate purchase price of $500,000,000, the Securities.

     3 (a) The Purchaser hereby acknowledges and agrees with NTL that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and are subject to the restrictions on transfer and redemption rights of NTL under the terms of the Securities. The Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities other than (i) pursuant to a Registration Rights Agreement between the parties, the form of which is attached as Exhibit B (the "Registration Rights Agreement"), (ii) pursuant to a bona fide transaction with a nationally recognized investment banking firm which constitutes a hedge against changes in the market price of the common stock of NTL, or (iii) with the prior written consent of NTL; provided, however, that any such hedging transaction undertaken pursuant to (ii) above shall (y) be in compliance with all legal and regulatory requirements and
(z) not be intended to manipulate the price of the NTL Common Stock.

     (b) The Purchaser hereby acknowledges and agrees that it will not sell, transfer, assign or otherwise dispose of any NTL Common Stock other than pursuant to (i) the Registration Rights Agreement, (ii) a bona fide transaction with a nationally recognized investment banking firm which constitutes a hedge against changes in the market price of the common stock of NTL, or (iii) Rule 144 under the Securities Act; provided, however, that any such hedging transaction undertaken pursuant to (ii) above shall (y) be in compliance with all legal and regulatory requirements and (z) not be intended to manipulate the price of the NTL Common Stock.

     4 (a) The Securities to be purchased by the Purchaser hereunder will be represented by one or more definitive certificated Securities. NTL will deliver the Securities to the Purchaser, against payment by or on behalf of such Purchasers of the purchase price therefor by wire transfer of Federal (same day) funds to an account designated by NTL or against payment by the Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of NTL in Federal (same day) funds. The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on January [27], 1999 or such other time and date as the Purchaser and NTL may agree upon in writing. Such time and date are herein called the "Time of Delivery".

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including any additional documents requested by the Purchaser pursuant to Section 7(e) hereof and the Securities will be delivered at such time and date at the offices of Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), 919 Third Avenue, New York, New York 10022, all at the Time of Delivery. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5    NTL agrees with the Purchaser:

          (a) At any time when NTL is not subject to Section 13 or 15(d) of the Exchange Act and prior to two years from the Time of Delivery, for the benefit of the holders from time to time of Securities, to furnish at its
     expense,   upon  request,   to
     holders of Securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

          (b) To make available to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of NTL and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date hereof), consolidated summary financial information of NTL and its subsidiaries for such quarter in reasonable detail; and

          (c) During a period of five years from the date hereof, to make available to you copies of all reports or other communications (financial or other) furnished to shareholders of NTL, and to make available to the Purchaser (i) as soon as they are generally available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of NTL is listed; and (ii) such additional information concerning the business and financial condition of NTL as the Purchaser may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of NTL and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission).

     6 NTL covenants and agrees with the Purchaser that NTL will pay or cause to be paid the following: (i) the cost of producing this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(ii) the cost of preparing the certificates for the Securities and (iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, the Purchaser will pay all of its own costs and expenses, including the fees of its counsel.

     7 The obligations of the Purchaser to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of NTL contained herein as of the date hereof and the Time of Delivery, to the accuracy of the statements of NTL made in any certificates pursuant to the provisions hereof, to the performance by NTL of its obligations hereunder and (unless delivery is not required until a subsequent date) to the following additional conditions:

          (a) Prior to the Time of Delivery, NTL shall have furnished to the Purchaser (i) the form of the Securities incorporating the terms in Schedules I and II in form and substance reasonably satisfactory to the Purchaser and its counsel, (ii) an executed Registration Rights Agreement in form and substance reasonably satisfactory to the

     Purchaser and its counsel, and (iii) such further information, certificates and documents as the Purchaser and its counsel may reasonably request.

          (b) (i) There has not been any material adverse change in, or any adverse development which materially affects, the business, properties or financial condition or results of operations of NTL and its subsidiaries taken as a whole since the date hereof, and (ii) since the date hereof there shall not have been any change in the capital stock or long-term debt of NTL or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of NTL and its subsidiaries taken as a whole, otherwise than as set forth or contemplated herein, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchaser so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated herein;

          (c) On or after the date hereof and prior to the Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or NASDAQ; (ii) a suspension or material limitation in trading in NTL's securities on NASDAQ, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States (other than involving Iraq) or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Purchaser makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated herein;

          (d) NTL shall have furnished to you certificates of NTL, signed by the Chief Executive Officer, the President or a Senior Vice President of NTL and by the principal accounting or financial officer of NTL, as to the accuracy of the representations and warranties of NTL herein at and as of such Time of Delivery, as to the performance by NTL of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the you may reasonably request.

          (e) Purchaser shall have received an opinion of Skadden Arps regarding the Securities and the shares of common stock of NTL underlying the Securities substantially as set forth as Exhibit C.

     8 (a) As of the Closing, the Purchaser and their Affiliates (as defined in the Exchange Act) will have no beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of any securities of NTL other than as a result of the Purchaser' acquisition of the Securities.

          (b) The Purchaser hereby agrees that, for a period of three (3) years from the date hereof, the Purchaser and their Affiliates will not (unless required by law or by an order of a court of competent jurisdiction):

               (i) in any manner acquire, agree to acquire, make any public or private offer or proposal to acquire or announce or disclose any intention to make an offer or proposal to acquire, directly or indirectly, by purchase or otherwise (except pursuant to a stock split, stock dividend, or other pro rata distribution by NTL to holders of any class of its outstanding securities entitled to vote generally in the election of directors ("Voting Securities") or upon conversion of the Securities), Voting Securities other than the Securities and the shares of common stock of NTL underlying the Securities issuable upon conversion, exercise or redemption of the Securities, including any dividends in the form of Securities or common stock, such that immediately after such acquisition, Purchaser would have beneficial ownership in excess of fifteen percent (15%) of NTL's common stock;

               (ii) propose to enter into, or announce or disclose any intention to propose to enter into, directly or indirectly, any merger, business combination or similar transaction involving NTL or its Affiliates or to purchase, directly or indirectly, all or a material portion of the assets of NTL or any of its Affiliates;

               (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise act in concert with any Person, (x) for the purpose of circumventing the provisions of this Agreement or (y) for the purpose of acquiring, holding, voting or disposing of any Voting Securities except as otherwise provided in this Agreement;

               (iv) (x) request NTL (or its directors, officers, employees or agents), directly or indirectly, to take any action which might require NTL or any of its Affiliates to make a public announcement regarding the possibility of (A) the acquisition of Voting Securities by the Purchaser, (B) a business combination, merger or similar transaction involving the Purchaser, on the one hand, and NTL or any of its Affiliates, on the other hand, (C) the sale to the Purchaser of all or a material portion of the assets of NTL or any of its Affiliates, or (D) the amendment or waiver of any of the provisions hereof, or (y) make any public statement regarding any of the foregoing or with respect to the business, management or conduct of NTL or its Affiliates;

               (v) deposit any Voting Securities in a voting trust or subject them to a voting agreement or other agreement of similar effect; or

               (vi) arrange, or participate in the arranging of, financing for the purchase of any Voting Securities by any person or entity.

          (c) It is anticipated that the Purchaser and NTL will be discussing and entering into various business and contractual relationships. Notwithstanding the provisions of clause (ix) of paragraph (b), the Purchaser shall be free to (i) discuss such relationships with NTL and to fully assert and protect their rights thereunder or (ii) meet privately with the Chief Executive Officer and/or Chairman of the Board of NTL to discuss matters generally of interest to shareholders other than matters related to control or change of control of NTL.

          (d) The parties hereto jointly and severally agree and covenant that any breach of this Section 8 by any of them will cause immediate and irreparable harm to the other, for which there is no adequate remedy at law, and each hereby acknowledges and consents to right of the other to seek the entry, by a court of competent jurisdiction, of any temporary, preliminary or permanent injunction, or other remedial relief which would arrest or redress any such breaches of this Section 8.

          (e) The restrictions in this Section 8 shall be binding on Purchaser and its affiliates for the period provided in subsection 8(b); provided, however, that upon transfer (after the second anniversary hereof) of the underlying Common Stock received upon conversion or upon exercise of the Securities, the transferee(s) shall take such shares free and clear of any restrictions under this Section 8.

          (f) In the event the Purchaser shall during the period provided in subsection 8(b): (i) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Exchange Act) to vote, or seek to advise or influence any person with respect to the voting of, any Voting Securities, or become a "participant" in an "election contest" (as such terms are defined or used in Regulation 14A of the Exchange Act) relating to the election of directors of NTL, or initiate, propose or solicit holders of Voting Securities for the approval of any shareholder proposal (under Rule 14a-8 under the Exchange Act or otherwise), provided that the Purchasers shall not be deemed to have engaged in a "solicitation" or to have become a "participant" in accordance with this Agreement or by reason of participation in NTL's solicitation of proxies in connection with any annual or special meeting of shareholders of NTL, (ii) otherwise act, alone or in concert with others (including by providing financing for another party), to seek or offer to control or influence, in any manner, the management, Board of Directors or policies of NTL, including, without limitation, by seeking to add or remove any member of the Board of Directors of NTL, or (iii) vote or cause its Affiliates to vote at any annual or special meeting or in any action by consent any Voting Securities of NTL in any manner other than in proportion to the votes of all other holders of Voting Securities, then in such event NTL shall have the option of terminating any contractual relationships pursuant to the Letter of Intent of even date between NTL and Purchaser.

     9 The respective agreements, representations, warranties and other statements of NTL and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling person of any Purchaser, or NTL, or any officer or director or controlling person of NTL, and shall survive delivery of and payment for the Securities.

     10 This Agreement may be terminated by mutual agreement of the parties, in which event, (i) NTL shall not then be under any liability or obligation to the Purchaser with respect to the Securities except as provided in Section 6 hereof and (ii) the Purchaser shall not then be under any liability or obligation to NTL with respect to this Agreement except as provided in Section 6 hereof.

     11 All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission to: Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399, Attention: Vice President, Finance; Chief Financial Officer and General Counsel, Finance and Administration, with a copy to Preston Gates & Ellis LLP, 701 Fifth Avenue, Seattle, WA 98014, Attention: C. Kent Carlson; and if to NTL shall be delivered or sent by mail or facsimile transmission to NTL Incorporated, 110 East 59th Street, New York, New York 10022, Attention: General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Thomas H. Kennedy. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     12 This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser and NTL and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     13   Time shall be of the essence of this Agreement.

     14   This  Agreement shall  be governed by and construed in accordance with the laws of the State of New York.

     15 This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser and NTL.


                                        Very truly yours,

                                        NTL INCORPORATED


                                        By: /s/ John F. Gregg
                                           ---------------------------------
                                           Name:  John F. Gregg
                                           Title: Vice President -
                                                    Business Development


Accepted as of the date hereof:

MICROSOFT CORPORATION


By: /s/ Gregory B. Maffei
   ---------------------------------
   Name:  Gregory B. Maffei
   Title: Chief Financial Officer

                               TERM SHEET FOR THE
                    5-1/4% SENIOR CONVERTIBLE PREFERRED STOCK


Issuer:             NTL Incorporated ("NTL")

Instrument:         500,000  shares  of  non-voting  5-1/4%  Senior  Convertible
                    Preferred Stock (the "5-1/4% Senior Preferred").

Issue Price:        1,000.00 per share of 5-1/4% Senior Preferred

Dividend:           Quarterly  at the rate of 5-1/4%  per  annum  from the issue date,  either  (at  NTL's  option)  in cash,  5-1/4%  Senior
                    Preferred or common stock (if in common stock, at a common stock, valuation based on a 25 trading day average price).
                    In the event NTL elects to pay the dividend in additional shares of 5-1/4% Senior Preferred ("PIK"), the PIK dividend for such quarter shall be 1.3125% of the total amount of the 5-1/4% Senior Convertible Preferred Stock held by Purchaser
                    (including all previous PIK dividends) at the time of the applicable dividend and the conversion price for such applicable PIK dividend shall be increased by 1.3125% over the initial conversion price of the 5-1/4% Senior Preferred
                    (if the initial PIK dividend) or the conversion price for the most recent PIK dividend (for all subsequent PIK dividends). An illustrative example of a potential operation of this PIK dividend provision has been circulated by the parties. Unless all shares of common stock previously issued as quarterly dividends are currently subject to an effective registration statement relating to their re-sale, no PIK dividend may be made in any quarter.

Rank: Until Conversion or Redemption, senior to all equity securities of NTL, except for the current outstanding shares of NTL's 13% Senior Redeemable Exchangeable Preferred Stock (the "13% Preferred"); provided however that no additional shares of the 13% Preferred shall be issued (other than PIK dividends) and in the event of a refinancing of the existing outstanding shares of the 13% Preferred, the maximum accrual value of such refinancing shall not exceed in the aggregate the aggregate maximum accrual value for the outstanding 13% Preferred (including all PIK dividends in such valuations).

Maturity Date:      10 years from the issue date unless  previously  redeemed or converted.

Optional
Redemption:         At NTL's  option,  at $1,000.00  per share of 5-1/4%  Senior
                    Preferred, plus accrued dividends redeemable on the earlier of (a) seven years from the issue date and (b) that date when the NTL common stock has for a period of 25 trading days traded over $120.00 per share payable (at NTL's option) in cash at $1,000.00 per 5-1/4% Senior Preferred share, plus accrued dividends, or in NTL common stock at (i) $1,025.00 per 5-1/4% Senior Preferred share, plus accrued dividends in the case of a redemption pursuant to (a), or (ii) $1,000,00 per 5-1/4% Senior Preferred share, plus accrued dividends in the case of a redemption pursuant to (b). If in common stock, valuation based on a 25 trading day average price.

Mandatory
Redemption:         At maturity at the holder's option,  at $1,000.00 per 5-1/4%
                    Senior Preferred share, plus accrued dividends,  payable (at
                    NTL's option) in cash or NTL common stock (if in common stock, valuation based on a 25 trading day average price).

Conversion:         Convertible  into 10  shares  of  common  stock per share of
                    5-1/4% Senior Preferred.

Anti-dilution:      Subject to standard anti-dilution provisions.

Registration
Rights: Substantially as set forth as Exhibit B to the Preferred Stock Purchase Agreement.

Restrictions
on Transfer:        Shares  of  5-1/4%  Senior  Preferred  are  non-transferable except to Microsoft affiliates. The underlying common stock is non-transferable for twenty-four months from closing, except for hedging transactions as provided for in the Purchase Agreement and to Microsoft affiliates.

                               TERM SHEET FOR THE
                                    WARRANTS


Issuer:             NTL Incorporated ("NTL")

Instrument:         1,200,000 warrants.  Each warrant will entitle the holder to purchase one share of NTL common stock

Exercise Price:     $84 per share

Exercise Period:    At any time on or after  the date of  issuance  and prior to
                    5:00 p.m. New York City time on the date that is the fifth anniversary of the date of issuance

Anti-dilution:      Subject to standard anti-dilution provisions

Exercise
Provisions:         The warrant  shall  provide for the option to exercise  into
                    NTL common stock on a cashless basis.

Registration
Rights as to
Underlying
Common Stock        Shares of  Common  Stock  issuable  on the  exercise  of the
                    Warrants  shall be  registered  pursuant  to a  Registration
                    Rights  Agreement,  attached  as  Exhibit A to the  Purchase
                    Agreement.

Restrictions
on Transfer:        The warrant is non-transferable (except to affiliates).  The shares of common stock issuable upon exercise of the warrant are not transferable for twenty-four (24) months following the closing except for hedging transactions as provided for in the Purchase Agreement and to Microsoft affiliates, and subsequently, sales of common stock are limited to (i) buyers who, following such sale, do not own more than 4.9% of NTL's common stock and (ii) open market transactions.